UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2021

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) of American Water Works Company, Inc., a Delaware corporation (the “Company”), was held on May 12, 2021. An aggregate of 159,209,009 shares, or 87.7% of the Company’s issued and outstanding common stock as of March 17, 2021, the record date for the 2021 Annual Meeting, was represented in person or by proxy at the 2021 Annual Meeting, constituting a quorum. The results of voting at the 2021 Annual Meeting on each of the matters submitted to a vote of the Company’s shareholders thereat is as set forth below.
1.The following 11 nominees were elected as directors of the Company for a term expiring at the 2022 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, and received the votes set forth adjacent to their names below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey N. Edwards	140,082,980	2,066,674	129,533	16,929,822
Martha Clark Goss	129,357,847	12,826,871	94,469	16,929,822
Veronica M. Hagen	139,316,154	2,841,083	121,950	16,929,822
Kimberly J. Harris	141,367,043	814,998	97,146	16,929,822
Julia L. Johnson	136,053,865	6,127,900	97,422	16,929,822
Patricia L. Kampling	140,823,817	1,359,970	95,400	16,929,822
Karl F. Kurz	140,804,857	1,340,803	133,527	16,929,822
Walter J. Lynch	141,492,592	672,287	114,308	16,929,822
George MacKenzie	131,329,498	10,813,272	136,417	16,929,822
James G. Stavridis	138,242,331	3,905,718	131,138	16,929,822
Lloyd M. Yates	140,014,144	2,129,585	135,458	16,929,822

2.The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
134,576,866	7,344,209	358,112	16,929,822
3.The ratification of the appointment, by the Audit, Finance and Risk Committee of the Board of Directors (the “Board”), of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021, was approved by the following vote:

For	Against	Abstain
146,333,337	12,675,786	199,886
Item 8.01.    Other Events.
Appointment of Chairman and Board Committee Members
Following the 2021 Annual Meeting, at the Board’s annual meeting, the Board appointed director Karl F. Kurz to continue to serve as Chairman of the Board and the following directors to serve as members of the Board’s four standing committees, each effective as of May 12, 2021 and until the 2022 Annual Meeting of Shareholders or until his or her earlier death, resignation or removal:
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Committee	Members
Audit, Finance and Risk	Jeffrey N. Edwards (Chair), Martha Clark Goss, Patricia L. Kampling, George MacKenzie and Lloyd M. Yates
Executive Development and Compensation	Patricia L. Kampling (Chair), Martha Clark Goss, Veronica M. Hagen, Kimberly J. Harris and Julia L. Johnson
Nominating/Corporate Governance	Kimberly J. Harris (Chair), Jeffrey N. Edwards, Veronica M. Hagen, Julia L. Johnson, George MacKenzie and Admiral James G. Stavridis
Safety, Environmental, Technology and Operations	Admiral James G. Stavridis (Chair), Veronica M. Hagen, Kimberly J. Harris, Patricia L. Kampling, and Lloyd M. Yates

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	May 13, 2021	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Executive Vice President and Chief Financial Officer
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